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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

February 9, 2007

DATAJUNGLE SOFTWARE INC.

(Exact Name of Registrant as Specified in its Charter)

NEVADA	001-05996	91-0835748
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hines Road, Suite 202, Ottawa, Ontario, Canada	K2K 3C7
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (613) 254-7246

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (3-05)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 3.02

Unregistered Sales of Equity Securities

DataJungle Software Inc. (the “Company”) entered into a Consulting Agreement (the “Agreement”) effective February 9, 2007 with an unrelated party (the “Consultant”) to provide investor relations and public relations services for the Company for a period of six months.  The Agreement can be cancelled by the Company at any time by providing the Consultant with five days notice in writing.

As non-refundable consideration for the services, the Company agreed to issue 750,000 shares of Company common stock to the Consultant upon signing of the Agreement.  If the Company hasn’t otherwise cancelled the Agreement, the Company also agreed to issue 450,000 shares of Company common stock to the Consultant on April 8, 2007 and 300,000 shares of Company common stock to the Consultant on June 8, 2007.  All shares of Company common stock to be issued pursuant to the Agreement are restricted securities within the meaning of rule 144 of the Securities Act of 1933 and are therefore subject to the resale restrictions of rule 144.

The foregoing securities are issued in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933 and the rules promulgated thereunder.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

DataJungle Software Inc.

/s/ Edward Munden

_______________________________

Edward Munden, Chairman of the Board,

CEO, President

Date: February 14, 2007

About DataJungle Software Inc.

DataJungle Software develops proprietary enterprise business intelligence front-end applications for the Microsoft and Cognos BI platforms. DataJungle's flagship product, Matrix, is the most robust and comprehensive BI dashboard software solution available for these platforms, which are the most widely deployed BI infrastructures in the world. Matrix integrates with Microsoft SQL Server, Analysis Services, Reporting Services, and SharePoint. Matrix encompasses the full range of capabilities required by the broadest range of user classes in an organization -- these include: dashboarding, OLAP analysis, Web reporting, collaboration, annotation, and wireless alerting. Matrix provides unmatched flexibility, end-user customizability, and impact, and was designed to require minimal training for end users and administrators. DataJungle is a Microsoft Gold Certified Partner and a Cognos Technology Partner.  For more information, please visit www.datajungle.com.